                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2005
                                                          --------------

                              ENCLAVES GROUP, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                          000-29689                 20-1951556
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(State or other jurisdiction         (Commission               (IRS Employer
 of incorporation)                   File Number)            Identification No.)

2550 East Trinity Mills Road, Suite 122, Carrollton, Texas        75006
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    (Address of principal executive offices)                     (zip code)

Registrant's telephone number, including area code: (972) 416-9304
                                                    --------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

         This  Current  Report  on Form  8-K/A  is made  to file  the  financial statements  required  by Item  9.01(b)(1)  of Form 8-K and report the  financial information  that was required to be presented as a result of the acquisition of
100% of the  capital  stock of Enclaves  Group,  Inc.  ("Enclaves"),  a Delaware corporation  by the  Registrant  on April  27,  2005.  On April  27,  2005,  the
Registrant,  then known as Alliance  Towers,  Inc.  (the  "Company"),  a Florida
corporation,  entered into a Stock  Purchase  Agreement and Share  Exchange (the
"Exchange  Agreement") and Robert C. Sandberg,  Michael Delin, Homes for America
Holdings,  Inc.,  and Enclaves,  pursuant to which the Company  acquired  10,000 shares of the common  stock (par value $0.001 / share) and  1,000,000  shares of the  preferred  stock  (par  value  $0.001 / share)  of  Enclaves,  representing together the entire  outstanding  stock of all classes for  Enclaves,  whereupon
Enclaves became a wholly owned subsidiary of the Company.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

       (a)  Financial statements of business acquired.

                    (A)  Enclaves  Group,  Inc.,  a  Delaware  corporation,  for
November 17, 2004 (Inception) to December 31, 2004:

                              ENCLAVES GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS

                        FOR THE PERIOD NOVEMBER 17, 2004
                    (DATE OF INCEPTION) TO DECEMBER 31, 2004

                                       AND

                          INDEPENDENT AUDITORS' REPORT

                                TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm                        1

Consolidated Financial Statements

   Balance Sheet                                                               2

   Statement of Operations and Accumulated Deficit                             3

   Statement of Cash Flows                                                     4

   Notes to Consolidated Financial Statements                               5-12

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
   ENCLAVES GROUP, INC. (A DEVELOPMENT STAGE COMPANY)

           We have  audited  the  accompanying  consolidated  balance  sheet  of
ENCLAVES GROUP,  INC. (A Development Stage Company) as of December 31, 2004, and
the related  consolidated  statements of operations and accumulated  deficit and cash flows for the period  November 17, 2004 (date of inception) to December 31,
2004.  These  financial  statements  are  the  responsibility  of the  Company's management.  Our  responsibility  is to express  an  opinion on these  financial statements based on our audit.

           We conducted our audit in accordance  with auditing  standards of the
Public Company  Accounting  Oversight  Board (United  States).  Those  standards require that we plan and perform the audit to obtain reasonable  assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of internal  control over financial  reporting.  Our audit includes  consideration of internal control over financial  reporting as a basis for designing audit procedures that are appropriate in the  circumstances, but not for the purpose of  expressing  an opinion on the  effectiveness  of the
Company's internal control over financial reporting.  Accordingly, we express no such  opinion.  An audit also  includes  examining,  on a test  basis,  evidence supporting the amounts and  disclosures in the financial  statements,  assessing the accounting principles used and significant estimates made by management, and evaluating the overall  financial  statement  presentation.  We believe that our audit provides a reasonable basis for our opinion.

           In our opinion,  the consolidated  financial  statements  referred to above  present  fairly,  in all material  respects,  the  financial  position of
ENCLAVES GROUP,  INC. (A Development Stage Company) as of December 31, 2004, and
the results of its  operations  and its cash flows for the period  November  17,
2004 (date of  inception)  to December 31, 2004 in  conformity  with  accounting principles generally accepted in the United States of America.

           The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note
2 to the  consolidated  financial  statements,  to  date  the  Company  has  not generated any  significant  revenues from  operations,  has incurred  losses and requires  additional  funds to meet its  obligations  and fund the  costs of its operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.  Management's plans in this regard are described in
Note 2. The accompanying  consolidated  financial  statements do not include any adjustments  to the financial  statements  that might result from the outcome of this uncertainty.

Friedman LLP
New York, New York

September 27, 2005

                                       ENCLAVES GROUP, INC.
                                  (A DEVELOPMENT STAGE COMPANY)

                                    CONSOLIDATED BALANCE SHEET
                                        DECEMBER 31, 2004

                                              ASSETS

 Current assets
  Cash                                                                           $       819,443
  Tax escrow                                                                              41,154
  Deposits and other current assets                                                      160,000
  Deferred financing costs                                                               270,000
                                                                                 ----------------

     Total current assets                                                              1,290,597

 Land                                                                                    424,700
 Deferred project costs                                                                  339,503
                                                                                 ----------------

                                                                                 $     2,054,800
                                                                                 ===============

                               LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities
  Due to stockholder                                                             $        56,890
  5% convertible debentures                                                            1,500,000
                                                                                 ---------------

     Total current liabilities                                                         1,556,890
                                                                                 ---------------

 Commitments and contingencies                                                               -

 Stockholders' equity
  Class A convertible preferred stock, $ 0.001 par value;
   10,000,000 shares authorized, 1,000,000 shares issued                                   1,000
  Common stock, $0.001 par value; 90,000,000 shares

   authorized, 10,000 shares issued and outstanding                                           10
  Additional paid-in capital                                                             599,990
  Deficit accumulated during the development stage                                      (103,090)
                                                                                 ----------------

                                                                                         497,910

                                                                                 $     2,054,800
                                                                                 ===============

     The accompanying notes are an integral part of these consolidated financial statements.

                                       ENCLAVES GROUP, INC.
                                  (A DEVELOPMENT STAGE COMPANY)

                   CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                       FOR THE PERIOD NOVEMBER 17, 2004 (DATE OF INCEPTION)
                                       TO DECEMBER 31, 2004

 Revenues                                                                        $             -
                                                                                 ---------------

 Expenses
  General and administrative                                                              89,990
  Financing costs                                                                         13,100
                                                                                 ----------------

                                                                                         103,090

     Net loss, and deficit accumulated
     during the development stage                                                $      (103,090)
                                                                                 ===============

     The accompanying notes are an integral part of these consolidated financial statements.

                                                  ENCLAVES GROUP, INC.
                                              (A DEVELOPMENT STAGE COMPANY)

                                           CONSOLIDATED STATEMENT OF CASH FLOWS

                                   FOR THE PERIOD NOVEMBER 17, 2004 (DATE OF INCEPTION)
                                                   TO DECEMBER 31, 2004

 Cash flows from operating activities
  Net loss                                                                       $      (103,090)
  Adjustments to reconcile net loss to net cash flows from
   operating activities
    Expenditures funded by stockholder                                                   103,090
                                                                                 ---------------

     Net cash flows from operating activities                                                 -
                                                                                              -

 Cash flows from investing activities
  Purchase of land                                                                      (424,700)
  Reimbursement of contract deposits
                                                                                          55,297
  Payment of escrow fees
                                                                                         (41,154)

     Net cash used in investing activities                                              (410,557)
                                                                                 ---------------

 Cash flows from financing activities
  Proceeds from issuance of convertible debt                                           1,500,000
  Payment of deferred financing costs                                                   (270,000)
                                                                                 ---------------

     Net cash provided by financing activities                                         1,230,000
                                                                                 ---------------

 Net increase in cash, and cash, end of period                                   $       819,443
                                                                                 ===============

 Noncash investing and financing activities
  Deposit paid by a stockholder                                                  $       215,297

  Payment of deferred project costs by stockholder                                       339,503

  Payment of financing costs by stockholder                                               13,100

  Payment of general and administrative expenses by stockholder                           89,990
  1,000,000 shares of preferred stock issued in partial settlement of a loan by
  stockholder                                                                             (1,000)

  10,000 shares of common stock issued in partial settlement of a loan by stockholder        (10)

  Paid-in capital issued in partial settlement of a loan by stockholder                 (599,990)

     The accompanying notes are an integral part of these consolidated financial statements.

                              ENCLAVES GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1 - ORGANIZATION

          Enclaves Group,  Inc. (the  "Company") is a development  stage company incorporated  in the State of Delaware on November 17, 2004.  The  Company's
    primary purpose is to develop and manage real estate projects throughout the
    United States.  The Company  currently has two projects in progress,  one in
    Florida  and one in Texas,  that it  anticipates  completing  for  occupancy within eighteen (18) months of commencing construction. The Company has also formed  wholly owned  limited  liability  companies  ("LLCs") in Florida and
    Texas,  Enclaves of Eagle Nest LLC ("Eagle Nest")  (Florida) and Enclaves of
    Live Oak, LLC ("Live Oak") (Texas).

2 - BASIS OF PRESENTATION AND GOING CONCERN

           The Company's  consolidated  financial  statements are prepared using accounting  principles  generally  accepted in the United States of America applicable to a going concern which  contemplates the realization of assets and  liquidation  of  liabilities  in the normal  course of  business.  The
     Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern.  The ability of the Company to continue as a going  concern is  dependent on the
     Company  obtaining  adequate  capital  to fund  operating  losses  until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.  These factors raise substantial doubt about the Company's ability to continue as a going concern.

           In order to continue as a going concern, develop a reliable source of revenues,  and achieve a profitable  level of  operations  the Company will need, among other things, additional capital resources.  Management's plans to continue as a going concern include raising  additional  capital through the  issuance of debt or equity  securities  provided  the Company gets its equity  securities  registered  under the Securities  Exchange Act of 1934.
     Although there are no assurances that management's  plans will be realized, management believes that the Company will be able to continue operations in the future.

           The accompanying consolidated financial statements do not include any adjustments  that  might be  necessary  in the  event  the  Company  cannot continue in existence.

3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Principles of Consolidation

          The financial  statements  include the accounts of the Company and its two wholly owned LLCs,  Eagle Nest and Live Oak, for the period November 17,
    2004 (date of inception) to December 31, 2004. All significant  intercompany accounts and transactions have been eliminated in consolidation.

    Cash and Cash Equivalents

          The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.  At present, the
    Company does not have any such investments.

    Concentrations of Credit Risk

          Financial   instruments  that  potentially   subject  the  Company  to
    concentrations of credit risk consist principally of cash maintained in high quality financial institutions.

    Deposits and Other Current Assets

          The Company is currently in the process of negotiating  for parcels of land and construction  loans in Florida and has provided good faith deposits and fees totaling $160,000.

    Deferred Project Costs

          Deferred  project  costs are stated at cost.  The Company  capitalizes certain costs related to the  acquisition,  development and  construction of real estate projects.  These capitalized costs are periodically reviewed for impairment.

    Deferred Financing Costs

           Deferred  financing costs are amortized on the  straight-line  method over the term of the related debt. Such costs for the period ended December
     31, 2004 were $270,000.

    Deferred Income Taxes

          The Company  accounts for income taxes in accordance with Statement of
    Financial  Accounting  Standards  ("SFAS") No. 109,  "Accounting  for Income
    Taxes",  determining deferred tax assets and liabilities using the liability method.

          Deferred income taxes arise from net operating loss  carryforwards and differences  between financial  reporting and income tax bases of assets and liabilities,  using  enacted  income tax  rates.  Valuation  allowances  are established until realization is assured.

    Interest Costs

          Interest costs incurred  during periods of  acquisition,  construction and/or  rehabilitation  of real property are capitalized.  There was no such interest capitalized for the period ended December 31, 2004.

    Use of Estimates

          The  preparation  of financial  statements in  conformity  with United
    States generally accepted accounting  principles requires management to make estimates  and  assumptions  that affect the reported  amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the  consolidated  financial  statements,  and the reported  revenues and
    expenses  during  the  period.   Actual  results  could  differ  from  those
    estimates.

    Impairment of Long-Lived Assets

          The Company  periodically  reviews the  carrying  value of  long-lived assets in relation  to  historical  results,  as well as  management's  best estimate of future  trends,  events and overall  business  climate.  If such reviews  indicate an issue as to whether the  carrying  value of such assets may not be recoverable, the Company will then estimate the future cash flows generated by such assets  (undiscounted  and without interest  charges).  If such future cash flows are  insufficient  to recover the carrying  amount of the assets,  then  impairment  is triggered  and the  carrying  value of any impaired assets would then be reduced to fair value.

    Fair Value of Financial Instruments

          Statement of Financial Accounting Standards No. 107, "Disclosure About
    Fair Value of Financial Instruments",  as amended, requires certain entities to disclose the fair value of specified  financial  instruments for which it is practicable to estimate that value. The Company's  financial  instruments include cash, accounts payable,  convertible debentures and an amount due to a stockholder. The carrying amount of the financial instruments approximates fair value. The Company is not currently  exposed to any significant  credit risk or currency risk.

4 - DEFERRED PROJECT COSTS

         Deferred project costs consist of the following:

            ---------------------------------------------------------------- --------------------
            Construction management fees                                        $     20,807
            ---------------------------------------------------------------- --------------------
            Project manager's fees                                                   126,164
            ---------------------------------------------------------------- --------------------
            Marketing costs                                                          109,178
            ---------------------------------------------------------------- --------------------
            Engineering and environmental costs                                       53,702
            ---------------------------------------------------------------- --------------------
            Legal fees                                                                 8,884
            ---------------------------------------------------------------- --------------------
            Architectural fees                                                        11,024
            ---------------------------------------------------------------- --------------------
            Miscellaneous fees and permits                                             9,744
            ---------------------------------------------------------------- --------------------
                                                                                $    339,503
            ---------------------------------------------------------------- --------------------

5 - 5% CONVERTIBLE DEBENTURES

          The  Company  has  arranged  financing  through a private  offering of
    $5,500,000 of 5% convertible  debentures.  The first tranche, of $1,500,000, was drawn down on December 28, 2004.  At the  Company's  option,  the entire principal amount and all accrued interest shall be either paid to the holder on December 28, 2006 or converted to common  stock.  A conversion  provision allows the lender to convert at any time before  payment the debenture  into common  stock of the  Company at a  conversion  price per share equal to the lesser of 120% of the initial Bloomberg quoted closing price of the stock or
    80% of the Bloomberg closing price in the 5 trading days before  conversion.
    The convertible  feature of the Company's  debentures provides for a rate of conversion that is below market value.  This feature is  characterized  as a beneficial  conversion  feature  ("BCF"),  which is  recorded by the Company pursuant to Emerging Issues Task Force ("EITF") Issue No. 98-5,  "Accounting
    for  Convertible   Securities  with   Beneficial   Conversion   Features  or
    Contingently  Adjustable  Conversion  Ratios,"  and EITF  Issue  No.  00-27,
    "Application of EITF Issue No. 98-5 to Certain Convertible Instruments."

          The  amount  calculated  relating  to  the  BCF  provided  for  by the
    Company's  convertible debt has been determined to be immaterial and has not been accounted for in these consolidated financial statements.

          The Company,  during the third  quarter of 2005,  was  technically  in default of  section  2(b) of the  Investors  Registration  Rights  Agreement
    pursuant  to which the  Company is  required  to get its  shares  registered within a stipulated period of time. Therefore,  the Company became liable to pay to the holder, at the holder's option, either a cash amount or shares of the Company's common stock equal to two percent (2%) of the liquidated value of the  convertible  debentures  outstanding as Liquidated  Damages for each thirty  (30) day  period  after the  deadline.  To date,  the holder has not exercised its default option.

          These debentures are secured by all assets and property of the Company and are  guaranteed  by Homes  for  America  Holdings,  Inc.  ("HFAH"),  the
    majority stockholder.

          The Company has entered into a Standby Equity  Distribution  Agreement lending facility ("SEDA") with Cornell Capital Partners, LP ("Cornell"). The
    Cornell  funding  facility  requires  the  Company to arrange for its common stock to become  registrable under the 1934 Securities Act and available for trading,  and  provides  liquidated  damages  for  failure to  complete  the registration.  For a period of two  years  after  the  Company  successfully registers its stock,  Cornell has agreed under certain terms, on application by the  Company,  to  advance  monies,  in maximum  advance  amounts of $1.5 million,  against common stock of the Company at a discount to its Bloomberg
    quoted  price.  The  Cornell  funding  facility  has  a  maximum   aggregate
    commitment of $40 million.

          As  part  of  the  SEDA   transaction,   the  Company   obtained   the
    above-described $5.5 million facility for the convertible debentures. At the same time, the Company issued preferred stock to Cornell.

6 - PREFERRED STOCK

          The  Class A  convertible  preferred  stock  of the  Company  has been issued,  effective  December  29,  2004,  to its two initial  holders in the aggregate amount  outstanding of one million shares. The preferred stock has a conversion  feature allowing the holders to elect to convert the preferred stock to common stock of the Company. At the time of the conversion, without regard to the number of  outstanding  shares of common stock,  the preferred stock converts as a class to equal  seventy-five  percent of the outstanding common stock,  effectively  diluting all common stockholders to 1/4 of their
    previous  holdings.   The  make-whole  provision  and  certain  antidilution
    provisions  represent  a  contingent  beneficial  conversion  feature of the convertible  preferred  stock.  The effect of this feature may result in the issuance  of  additional  shares at some  future  date;  however,  since the issuance of these shares is contingent on future events,  the effect of this feature will be recorded at the time the events occur.  The preferred  stock is automatically converted to common stock without notice or election on the second anniversary of the common stock achieving registration.

7 - INCENTIVE PLAN

          The  Company has  adopted an  incentive  plan under which it agrees to issue up to 20% of the preferred  stock  outstanding to its founders and key executive officers as follows: 4% each to two founders, Robert A. MacFarlane and Robert M. Kohn; 4% each to the CEO and the COO; 2% to the CMO; and 2% to
    CFOs (1% to the current CFO of an affiliate providing services and 1% to the
    Company CFO,  who will be  recruited).  No  preferred  stock has been issued under the incentive plan. In addition, the Company has agreed to pay $50,000 annually to each of its founders for  continuing  services.  The Company has negotiated  employment  terms  with  its  CEO,  COO,  and CMO for  salaries, benefits,  and other compensation it intends to fund from draws on the SEDA, when available.

8 - RELATED PARTY TRANSACTIONS

          A stockholder of the Company,  HFAH, has paid on behalf of the Company certain start-up costs and expenses  relating to the projects being proposed in Florida and Texas. Costs and deposits incurred for acquisition, planning, and financing of these projects totaling $499,503 were recorded as assets on

    the  financial  statements.   Certain  administrative  and  financing  costs
    amounting to $103,090 were recorded as current expenses of the projects. The
    Company  has issued  10,000  shares of common  stock at par value of $0.001, additional  paid-in  capital  of  $599,990  and  816,000  shares of Series A preferred convertible stock at par value of $0.001, in partial settlement of aforesaid  expenses paid by the  stockholder.  In addition,  the Company has also issued  184,000 shares of Series A preferred  convertible  stock at par value of $0.001 to Cornell Capital  Partners,  L.P. As of December 31, 2004,
    the Company owed $56,890 to HFAH.

          As  part  of the  agreement  with  the  stockholder,  HFAH,  a  Nevada corporation,  the Company has undertaken to pay a 2.5% finance placement fee for the funds raised from the Cornell funding facility.

9 - SUBSEQUENT EVENTS

          On January 14, 2005, the Company drew down on its second  tranche,  of
    $2,000,000,  for use in  acquiring  a parcel  of land in North  Fort  Myers,
    Florida, the contract price of which was $2,000,000. The parcel was acquired in the  name of  Enclaves  of  Eagle  Nest LLC  (Florida),  a  wholly  owned subsidiary of the Company.

          On April 27, 2005, the Company entered into a Stock Purchase Agreement and Share Exchange with Alliance Towers,  Inc., subject to a reverse merger.
    The holders of common stock of the Company  exchanged  such common stock for common stock and Series A convertible  preferred  stock of Alliance  Towers,
    Inc. In addition, pursuant to the share exchange,  immediately following the closing,  the  holders of the Series A  convertible  preferred  stock of the
    Company  exchanged  such  preferred  stock for an equal  number of shares of
    Series B convertible preferred stock of Alliance Towers, Inc.

          On May 16, 2005,  the Company drew down on the third and last tranche, of $2,000,000,  as part of the acquisition of a building site in Fort Worth,
    Texas,  the  contract  price  of  which  was  $2,778,750.  The two  separate development  phases of the parcel were  acquired in the names of Enclaves of
    Spring  Magnolia LLC (Texas) and Enclaves of Spring Magnolia II LLC (Texas),
    each of which is a wholly  owned  subsidiary  of the  Company.  Enclaves  of
    Spring Magnolia II LLC accepted seller  financing in the amount of $788,750, evidenced  by a  promissory  note  bearing  interest at 10% a year,  due and payable on December 31, 2005. The loan is secured by a deed of trust against approximately 29 acres of the building site.

          On May 16,  2005,  the Company  amended and  restated the terms of the convertible  debentures held by Cornell Capital Partners,  L.P. ($1,781,130)
    and Montgomery Equity Partners, Ltd. ($3,781,130).  Under the new terms, the debentures  are due on  September  15,  2006  and are  payable  in 12  equal installments of $463,522 plus interest at 12%.

          The Company has entered into various  agreements to purchase tracts of land for  development  in North  Carolina  and Texas.  The  Company has also entered into  agreements  with Global Media Fund, LLC for media  advertising and Clearvision, Inc. for strategic planning, public relations and marketing consulting,  the  payment  for  which  will be made in  common  stock of the
    Company.

         (b) Pro Forma Financial Information.

         The following pro forma condensed consolidated financial statements for the year  ended  December  31,  2004,  and the six months  ended June 30,  2005, illustrate the effect of the acquisition (Pro Forma) on the Company's  financial position and results of operations.

         These  statements  have been derived from the balance sheet of Alliance
Towers,  Inc.  ("Alliance") [now known as Enclaves Group,  Inc.] at December 31,
2004, and historical statements of Alliance and adjusts such information to give effect to the  acquisition  of  Enclaves  Group,  Inc.,  a Delaware  corporation
("Enclaves"), as if the acquisition of Enclaves had occurred at January 1, 2005.
The pro forma  condensed  consolidated  financial  statements  are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the  acquisition  had been  consummated at
January 1, 2005. The pro forma balance sheet should be read in conjunction  with the notes  thereto and the  financial  statements  of Enclaves and related notes thereto contained elsewhere in this filing.

         On April 27,  2005,  Alliance,  a  publicly  traded  company on the OTC
Bulletin Board, closed on a Stock Purchase Agreement and Share Exchange with the stockholders of Enclaves. For accounting purposes,  this transaction was treated as an acquisition of Alliance and a  recapitalization  of Enclaves.  Enclaves is
the  accounting   acquirer  and  the  results  of  its  operations  carry  over.
Accordingly,  the  operations  of  Alliance  are not  carried  over  and will be adjusted to $0.  However,  the  liabilities  of Alliance  which remain  totaling
$430,000 including $ 375,000 in notes payable and $55,000 in accounts payable.

         The financial statements are presented based on this  recapitalization, whereby Alliance has 1,154,664,601  common shares outstanding as of December 31,
2004.

                     ENCLAVES GROUP, INC., AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

         On April 27, 2005,  the Alliance  Towers,  Inc.  ("Alliance")  acquired approximately 100% of the outstanding common shares of Enclaves Group, Inc. (the
"Company" or "Enclaves") for  2,818,936,770  (5,637,874 after reverse split of 1 for 500 on August 18, 2005)  shares of common  stock of Alliance  and  6,000,000 shares of  Series A  Convertible  Preferred  Stock  which  were  converted  into
38,621,264,600  (77,242.533  after  Reverse  Split)  shares on July 8, 2005.  In addition the holders of Enclaves Series A Convertible  Preferred Stock exchanged those shares for Series B Convertible Stock of Alliance on share by share basis.
These  Series B shares  were  subsequently  exchanged  for Series A  Convertible
Preferred Stock.

         The  acquisition  will be accounted  for as a purchase,  with  Alliance continuing as the legal survivor and the registrant.  However,  under accounting principles  generally accepted in the United States of America,  the combination will be accounted for as a reverse merger because  Enclaves former  shareholders
(after  conversion of the original Series A Convertible  Preferred  Stock) owned approximately  98% of the Capital  Stock of Alliance.  Accordingly,  Enclaves is
considered  the  acquirer  for  financial  reporting  purposes  and  Alliance is required to present all financial statements and other filings, after completion of the merger,  prior  historical  information  of  Enclaves  and  requires  the retroactive  restatement of Enclaves historical  shareholders investment for the equivalent number of shares received in the merger.

         Alliance will adopt the name of Enclaves.

         The accompanying condensed consolidated financial statements illustrate the effect of the acquisition  (Pro Forma) on the Company's  financial  position and results of operations.

         The  condensed  consolidated  balance sheet as of June 30, 2005 assumes the acquisition took place on that date. The condensed consolidated statement of operations  for the year ended  December 31, 2004, and the six months ended June
30, 2005 are based on the  historical  statements  of Alliance  and Enclaves and assumes the acquisition took place on January 1, 2004.

         The pro forma condensed  consolidated  financial  statements may not be indicative of the actual results the acquisition.

         The accompanying  condensed consolidated pro forma financial statements should be read in connection  with the  historical  financial  statements of the
Company.

                                           ENCLAVES GROUP, INC. AND SUBSIDIARIES
                                               (A Development Stage Company)
                                       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                 (Unaudited) JUNE 30, 2005

                                                           Enclaves         Alliance
                                                          Group, Inc.      Towers, Inc.      Adjustments       Pro Forma
                                                          -----------      ------------      -----------       ---------
ASSETS
    Cash                                                 $     756,679     $         -                      $      756,679
    Accounts Receivable                                            428               -                                 428
    Deposits                                                    90,000               -                              90,000
    Land                                                     4,308,046               -                           4,308,046
    Deferred Project Cost                                      919,700               -                             919,700
    Deferred Financing Cost                                    815,087               -                             815,087
    Tax Escrow                                                  41,154               -                              41,154
    Prepaid Registration Cost                                    1,248               -                               1,248
    Computer Equipment                                           2,087               -                               2,087
                                                         --------------   -------------                     ---------------

         Total Current Assets                                6,934,429               -                           6,934,429
                                                         --------------   -------------

    Prpperty and Equipment, Net                                      -               -                                   -
                                                         --------------   -------------                     ---------------

         Total Assets                                    $   6,934,429     $         -                      $    6,934,429
                                                         ==============   =============                     ===============

            LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

LIABILITIES
    Accounts Payable                                     $     141,210     $    39,906
                                                                                         (6)      39,906
                                                                                         (7)     (55,132)       $ 196,342
    Due to Affiliate                                            32,474               -                              32,474
    Accrued Interest                                            83,434               -                              83,434
    Deposits on Contracts                                      155,298               -                             155,298
    Mortgage Payable                                           788,750               -                             788,750
                                                         --------------   -------------                     ---------------
          Total Current Liabilities                          1,201,166          39,906                           1,256,298

    Convertible debenture                                    5,562,260         375,000                           5,937,260
                                                         --------------   -------------                     ---------------

          Total Liabilities                                  6,763,426         414,906                           7,193,558
                                                         --------------   -------------                     ---------------

STOCKHOLDERS' EQUITY (DEFICIT)
    Preferred Stock - 10,000,000 Authorized Shares
        Series A Convertible Preferred - $.001 Par Value
        1,000,000 Issued and Outstanding Shares          $       1,000                   (4)       1,000    $            -
    Convertible preferred stock                                                          (1)      (6,000)            1,000

                                                                                         (7)       6,000
                                                                                         (4)      (1,000)
    Common Stock - 5,000,000,000 Authorized Shares
         $.001 Par Value 87,242,533Issued & Outstanding shares      10       2,181,063   (3)    (600,000)           87,242

                                                                                         (1)  (2,818,937)
                                                                                         (3)          10
                                                                                         (7) (38,621,265)
                                                                                         (8)  44,134,023
    Paid in Capital                                           (109,871)        (90,821)  (2)   2,505,148           (27,245)
                                                                                         (1)   2,824,937
                                                                                         (5)     (39,906)
                                                                                         (6)      55,132
                                                                                         (7)  38,615,265
                                                                                         (8) (44,134,023)
                                                               599,990                   (3)     599,990                 -
    Deficit Accumulated During Development Stage              (320,126)     (2,505,148)  (2)  (2,505,148)         (320,126)

          Total Stockholder's Equity                           171,003        (414,906)                     $     (259,129)
                                                         --------------   -------------     --------------  ---------------

          Total Liabilities and Stockholders' Equity     $   6,934,429     $         -                  -   $    6,934,429
                                                         ==============   =============     ==============  ===============

Enclaves Group, Inc
Adjustments

    1          Paid in Capital                                               2,824,937
                      Capital Stock-Alliance                                            2,818,937
                      Convertible Preferred Par $0.001                                      6,000

               To record 2,818,936,770  shares of Alliance and 6,000 shares of Convertible Preferred in exchange of outstanding shares of Enclaves

    2          Paid in Capital                                               2,505,148
                      Deficit-Alliance                                                  2,505,148

               To eliminate Alliances deficit of 04/07/05.

    3          Capital Stock                                                        10
               Paid in Capital                                                 599,990
                      Capital Stock - Alliance                                            600,000

               To eliminate Enclaves Capital Stock.

    4          Convertible Preferred Stock-Series A Enclaves                     1,000
                      Convertible Preferred Stock-Series B                                  1,000

               To exchange Enclaves Preferred Stock

    5    Accounts Payable                            39,906
               Paid in Capital                                 39,906

         To correct the evaluation of the liabilities that were transferred over to Enclaves from Alliance.

    6    Paid in Capital                             55,132
               Accounts Payable                                55,132

         To provide for Legal Fees in connection with aquisition.

    7    Paid in Capital                         38,615,265
         Preferred Stock - Series A                   6,000
               Common Stock                                38,621,265

         To record conversion of Preferred Stock - Series A at July 8, 2005

    8    Common Stock                            44,134,023
               Paid in Capital                             44,134,023

         To record the reverse split of one for 500 on July 2005.

                                           ENCLAVES GROUP, INC. AND SUBSIDIARIES
                                               (A Development Stage Company)
                           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT
                                                        (Unaudited)
                                               SIX MONTHS ENDED JUNE 30, 2005

                                                     Enclaves Alliance
                                              Group, Inc          Towers, Inc.          Adjustments           Pro Forma
                                              ----------          ------------          -----------           ---------

Revenues                                  $              -    $          74,662                          $          74,662

General, Administrative
   and Selling Expenses                            220,354                    -                                    220,354
Ground lease and related costs                           -               22,300                                     22,300
Professional fees                                        -                1,500                                      1,500
Consulting expenses                                      -              181,900                                    181,900
Payroll expenses                                         -                    -                                          -
General and administrative                               -               32,105                                     32,105
Depreciation expense                                     -               18,902                                     18,902
                                         ------------------   ------------------                         ------------------

   Total Operating Expenses                        220,354              256,707                                    477,061

Loss from operations                              (220,354)            (182,045)                                  (402,399)
                                         ------------------   ------------------                         ------------------

Interest Expense                                         -               43,213                                     43,213
Loss on sale of assets                                   -              324,466                                    324,466
                                         ------------------   ------------------                         ------------------

   Total other income (loss)                             -             (367,679)                                  (367,679)

Net Loss                                  $       (220,354)   $        (549,724)                         $        (770,078)
                                         ==================   ==================                         ==================

Basic and diluted loss per share                                                                                   $ (0.02)
                                                                                                         ==================

Weighted average number of
  shares outstanding                                                                                            34,492,560
                                                                                                         ==================

    ENCLAVES GROUP, INC. AND SUBSIDIARIES
                                               (A Development Stage Company)
                           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND DEFICIT
                                                        (Unaudited)
                                                YEAR ENDED DECEMBER 31, 2004

                                                     Enclaves Alliance
                                              Group, Inc          Towers, Inc.          Adjustments           Pro Forma
                                              ----------          ------------          -----------           ---------

Revenues                                   $             -    $         141,255                          $         141,255

Ground lease and related costs                           -               41,460                                     41,460
Professional fees                                        -              116,589                                    116,589
Consulting expenses                                      -              922,261                                    922,261
Payroll expenses                                         -              201,405                                    201,405
General and administrative                          89,990               70,535                                    160,525
Financing costs                                     13,100                    -                                     13,100
Depreciation expense                                     -               42,142                                     42,142
Impairment expense                                       -              291,473                                    291,473
                                         ------------------   ------------------                         ------------------

    Total Operating Expenses                       103,090            1,685,865                                  1,788,955
                                         ------------------   ------------------                         ------------------

Loss from operations                              (103,090)          (1,544,610)                                (1,647,700)

Interest Expense                                         -              120,765                                    120,765
                                         ------------------   ------------------                         ------------------

Net Loss                                  $       (103,090)   $      (1,665,375)                         $      (1,768,465)
                                         ==================   ==================                         ==================

Basic and diluted loss per share                                                                                    ($0.18)
                                                                                                         ==================

Weighted average number of
  shares outstanding                                                                                            10,000,000
                                                                                                         ==================

                                       As if the merger took place on January 1, 2004

                      ENCLAVES GROUP, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                                   (UNAUDITED)

     1.   Issuance  of  2,818,936,770   shares  of  Alliance  common  stock  and
          6,000,000  shares of convertible  preferred  stock in exchange for the outstanding shares of Enclaves.

     2.   Eliminates Alliances deficit.

     3.   Eliminates the capital stock of Enclaves.

     4.   Exchange of Enclaves  Series A Stock for Alliance Series B Convertible
          Preferred Stock.

     5.   Corrects the evaluation of the liabilities  that were transferred over to Enclaves from Alliance.

     6.   Additional legal fees in connection with combination.

     7.   Conversion of Alliance Preferred Stock - Series A at July 8, 2005.

     8.   Records the reverse split of one for 500 on July 8, 2005.

   (c)    Exhibits

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    ENCLAVES GROUP, INC.

Dated: November 28, 2005            By:    /s/ Daniel G. Hayes
                                          ----------------------------------
                                    Name:  Daniel G. Hayes
                                    Title: President and Chief Executive Officer